            As filed with the Securities and Exchange
                  Commission on April 30, 1999

                                         File No. 2-35566
                                                 811-1976

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /  /

Pre-Effective Amendment No._______________________           /  /

Post-Effective Amendment No.        45                       /x /

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                  /  /

Amendment No.        23                                      /x /


                       Sequoia Fund, Inc.
      _________________________________________________________
      (Exact Name of Registrant as Specified in Charter)
          767 Fifth Avenue, New York, New York   10153
      _________________________________________________________
      (Address of Principal Executive Office)        (Zip Code)

Registrant's Telephone Number including Area Code: (800) 686-6884

                   Robert D. Goldfarb
                   c/o Ruane, Cunniff & Co., Inc.
                   767 Fifth Avenue
                   New York, New York  10153

             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

    /  / immediately upon filing pursuant to paragraph (b)
    / X/ on May 1, 1999 pursuant to paragraph (b)
    /  / 60 days after filing pursuant to paragraph (a)(1)
    /  / on pursuant to paragraph (a)(1)
    /  / 75 days after filing pursuant to paragraph (a)(2)
    /  / on (date) pursuant to paragraph (a)(2) of Rule 485.
         If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       SEQUOIA FUND, INC.

                    PROSPECTUS - May 1, 1999



         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON
       THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Table of Contents

                                                             Page

Risk/Return Summary                                             3

Fees and Expenses of the Fund                                   4

Description of the Fund                                         5

    Investment Objectives and Policies                          5

    Primary Strategies                                          5

    Risk Considerations for the Fund                            5

Management's Discussion of the Fund Performance                 5

Management of the Fund                                          6

Purchase and Sale of Shares                                     6

    How the Fund Values its Shares                              6

    How to Buy Shares                                           6

    How to Redeem Shares                                        7

Dividends, Distributions and Taxes                              8

Financial Highlights                                            9

                       RISK/RETURN SUMMARY


         The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a description of the principal risks of an investment in the Fund, after this summary.

Objective

         The Fund's investment objective is long-term growth of capital

Principal Investment Strategy

         The Fund invests primarily in common stocks. The Fund invests in the securities of a limited number of companies that it believes have attractive long-term economic prospects relative to their market price. While the Fund normally invests in U.S. companies, it also may make limited investments in foreign securities (typically the Fund does not hold any significant investment in foreign securities and in no event will it invest more than 15% of the Fund's assets in foreign securities). The Fund usually invests cash reserves in U.S. Government securities.

Principal Risks

         Market Risks

         This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline, perhaps severely, over short or longer-term periods. You may lose money by investing in the Fund.

         Focused Portfolio Risk

         The Fund is "non-diversified" meaning that it invests its assets in a smaller number of companies that many other funds. As a result, your investment has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund's net asset value.

Bar Chart and Performance Information

         The bar chart and the table shown below provide an indication of the risk of an investment in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for 1, 5, and 10 years and over the life of the Fund compare to a broad-based securities market index. A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 21.5% (quarter ending June 97) and the lowest return for a quarter was -14.0% (quarter ending September 90).

                        Performance Table

               1 Year    5 Years    10 Years     Since Inception

Sequoia Fund    35.3%     28.1%      21.8%            18.7%
S&P 500         28.6%     24.1%      19.2%            14.3%

                  FEES AND EXPENSES OF THE FUND

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets) and Example

                       Operating Expenses

               Management Fees                    1.00%
               Other Expenses                     0.02%
               Total Fund Operating Expenses      1.02%
               Expense reimbursement*            -0.02%
               Net expenses                       1.00%

* Reflects Ruane Cunniff's contractual reimbursement of a portion of the Fund's operating expenses.

         The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

         1 Year       3 Years       5 Years      10 Years

         $102         $319          $552         $1,225

                     DESCRIPTION OF THE FUND

Investment Objectives and Policies

         This section of the Prospectus provides a more complete description of the Fund's investment objectives and principal strategies and risks. There can, of course, be no assurance that the Fund will achieve its investment objectives.

Primary Strategies

         The Fund's investment objectives is long-term growth of capital. In pursuing this objective the Fund focuses principally on common stocks that it believes are undervalued at the time or purchase and have the potential for growth. A guiding principle is the consideration of common stocks as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise. No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each investment are extensively studied to appraise fundamental value.

         While the Fund normally invests in U.S. companies, it also may invest in foreign securities (typically the Fund does not hold any significant investment in foreign securities and in no event will it invest more than 15% of the Fund's assets in foreign securities). The Fund is not required to be fully invested in common stocks.

Risk Considerations for the Fund

         Market Risk

         The value of the Fund's investments may change, and possibility decrease, perhaps severely, it response to fluctuations in the stock markets generally.

         Focused Portfolio Risk

         The Fund is non-diversified and invests in the securities of a limited number of issuers. As a result, changes in the market value of a single issuer could cause greater fluctuations in the value is the Fund's shares than would occur in a more diversified fund.

         Temporary Defensive Positions

         Ordinarily, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains certain cash reserves. Depending upon market conditions, cash reserves may be a significant percentage of the

Fund's net assets. The Fund usually invests its cash reserves principally in U.S. Government securities.

         Portfolio Turnover Rate

         The portfolio turnover rate for the Fund is included in the Financial Highlights section. Normally, the Fund purchases and holds securities for sufficient periods to realize long-term capital appreciation and to qualify for long-term capital gain tax treatment. This means that the Fund's portfolio turnover rate is usually lower than many other funds. Portfolio turnover, however, will not be a limited factor when management deems changes appropriate and the Fund's portfolio turnover in such cases may exceed 50%. A higher rate of portfolio turnover increases brokerage and other expenses and may affect the Fund's returns. A higher portfolio turnover rate also may result in the realization of net short-term capital gains, which, when distributed, are taxable to the Fund's shareholders.

         Year 2000

         Information technology experts are concerned about computer systems' ability to process date related information on and after January 1, 2000. This situation commonly known as the "Year 2000" issue could have an adverse effect on the Fund. The Fund and Ruane Cunniff are addressing the Year 2000 issue for their systems. The Fund has been informed by its other service providers that they are taking similar measures. The Year 2000 problem, if not corrected, may adversely affected services provided to the Fund, or may affect companies in which the Fund may invest and, therefore, may lower the value of your share.

           MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         During 1998, the Fund gained 35.3% compared to a total return on the Standard & Poor's 500 Index of 28.6%. The Fund's investment philosophy is to make concentrated investments in a limited number of companies whose long term economic prospects, relative to the acquisition price of their stocks, are deemed to be attractive. As a result of this portfolio concentration, the performance of the fund over time should correlate more closely with the specific financial performance of its limited number of portfolio companies than with price movements in the stock market in general. At year end 1998, total equity investments comprised approximately 79% of net assets as compared to 96% at the prior year end. The decline in the percentage of the Fund's assets invested in equities principally reflects sales by the Fund during the year of a number of its long term holdings. The Fund did not make any major new equity investments during 1998. The equity investments of the Fund at year 1998 include a particularly heavy portfolio concentration in selected financial services companies, as has been the case for several years. The price performance of these financial services companies in the aggregate was principally responsible for the Fund's strong results relative to the S$P 500 Index. However, Fund management cautions that 1998's performance substantially exceeded management's original expectations and, in its judgment, much of the Fund's 1998 appreciation was effectively borrowed from future years' performance. Sequoia shareholders should also be aware that the Fund has a significant portfolio concentration in the stock of a single issuer, Berkshire Hathaway, Inc. (over 29% of net assets at year end 1998). As a result, short term price movements in Berkshire's common stock - which may be disproportionate to the company's underlying economic progress - will have a particularly important effect on the periodic results of Sequoia. Berkshire Hathaway's stock price increased 52% in 1998. The 1998 price performance of other major holdings was as follows: Freddie Mac +54%; Progressive Corporation +41%; Fifth Third Bancorp +31%; Harley Davidson, Inc. +73% and U.S. Bancorp -5%. Including the Berkshire Hathaway position, these six holdings representing 97% of the Fund's total equity investments at year end 1998.

                     MANAGEMENT OF THE FUND

Investment Adviser

         The Fund's investment adviser is Ruane, Cunniff & Co.,
767 Fifth Avenue, New York, New York 10153. Ruane Cunniff is a registered investment adviser and a registered broker-dealer and member corporation of the New York Stock Exchange, Inc.

         Ruane Cunniff furnishes investment advisory services for the Fund. For these services, the Fund paid Ruane Cunniff 1% of the Fund's average daily net assets for the fiscal year ended December 31, 1998. This payment amounted to .98% of the Fund's average daily net assets for the fiscal year ended December 31, 1998, after subtracting certain Fund operating expenses that Ruane Cunniff reimbursed to the Fund.

Portfolio Manager

         The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio:

         William J. Ruane, Chairman.  Mr. Ruane has been the
Chairman of the Board of Directors and a Director of Ruane
Cunniff for more than 30 years.

         Richard T. Cunniff, Vice Chairman.  Mr. Cunniff is a
Director of Ruane Cunniff and, prior to 1998, was President of Ruane Cunniff for more than 30 years.

         Robert D. Goldfarb, President.  Mr. Goldfarb is
President and CEO of Ruane Cunniff with which he has been associated form more than 20 years.

                   PURCHASE AND SALE OF SHARES

How the Fund Values its Shares

         The Fund calculates its net asset value of NAV at the close of the New York Stock Exchange, Inc. (normally 4:00 p.m. New York time) each day the Exchange is open for business. Generally, this means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its assets at their current market value determined on the basis of market quotations, or if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

         Your order for purchase of shares is priced at the next NAV per share calculated after your order is received by the Fund. If you purchase or redeem shares on a day when the New York Stock Exchange, Inc. is closed, the net asset value will be determined as of the close of business on the next following day that the New York Stock Exchange, Inc. is open for trading. The Fund reserves the right to reject any order to purchase shares (including additional investments by existing stockholders).

How to Buy Shares

         The Fund has discontinued indefinitely the sales of its shares to new investors, including investments by IRA and Keogh plans. The Fund will continue to accept additional investments [Bfrom existing stockholders, and will continue to reinvest dividends and capital gains distributions for the accounts of existing stockholders, and will continue to reinvest dividends and capital gains distributions for the accounts of existing stockholders who have elected those options. The decision to discontinue sales to new investors reflects management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility and would not be in the best interests of existing stockholders. The Fund may recommence at any time the sale of shares to new investors, if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its stockholders.

Additional Investments

         Minimum Amounts.  (except if waived for IRA and Keogh
accounts):  $50.00

         Forward Orders to:

         DST Systems Inc.
         Post Office Box 419477
         Kansas City, Missouri  64141

         Orders are accepted for fractional shares.

         The Fund will not accept third-party checks (i.e., any checks which are not made payable to the order of the Fund, DST or a retirement account custodian).

         You may make fixed, periodic investments into the Fund by means of automatic money transfers from your bank checking accounts. To establish automatic money transfers, you may contact the Fund.

Individual Retirement Accounts

         You may also purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All assets in the IRA are automatically invested in Fund shares, including all dividends and capital gain distributions paid on Fund shares held in the IRA. There is an annual fee of $12.00 for an IRA account.

Keogh Plans

         If you are self-employed, you may purchase Fund shares through a self-employment retirement plan (often referred to as a Keogh or HR-10 plan) covering yourself and your eligible employees.

How to Redeem Shares

         You may redeem you shares (i.e., sell your shares to the Fund) on any day the Exchange is open. Your redemption price is the next NAV per share calculated after your order is received by the Fund. There is no redemption charge.

By Mail

         You may send a written request for redemption to:

         DST Systems, Inc.
         Post Office Box 419477
         Kansas City, Missouri  64141

         If you chose to have your shares issued in certificate form, your request must be accompanied by the outstanding certificates representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares.

         If your shares are represented by a Stockholder's Open
Account, your redemption request must include a signature guaranteed by a national or state bank or by a member firm of a national stock exchange.

         If your shares are represented by stock certificates, the signature on the stock power must be guaranteed as above. An acknowledgment of a notary public is not acceptable.

By Telephone

         You may make an oral redemption request of $25,000 or less, which does not require a signature guarantee unless your address has changed within the 60 days prior to the request. All other redemption requests must have signature guarantees.
Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

Payment

         The Fund, at the discretion of the Board of Directors, may pay the redemption price to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities.

         If the Fund pays your redemption wholly or partly in portfolio securities, you may incur brokerage costs in converting the securities to cash.

         The Fund's management believes that it would be highly likely that a redemption (or series of redemptions) in the amount of $5 million or greater will be paid in portfolio securities instead of cash.

Automatic Withdrawal Plan

         You may elect a Withdrawal Plan, at no cost, if you own or purchase shares of the Fund valued at $10,000 or more.

         Under the Plan, you may designate fixed payment amounts that you will receive monthly or quarterly from a Withdrawal Plan
Account consisting of shares of the Fund that you deposit.

         Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account are automatically reinvested.

         Sufficient shares will be redeemed by NAV to provide the cash necessary for each withdrawal payment.

         Redemptions for the purpose of withdrawals are made on or about the 15th day of the month at that day's NAV, and checks are mailed promptly thereafter.

         If shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary.

         As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. Consult your own financial advisers about whether with Withdrawal Plan is appropriate for you.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional whole or fractional shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV equal to the cash amount of the dividend or distribution. You may elect to receive dividends and distributions in cash or in shares at the time you order shares. You may change your election at any time prior to the record date for a particular dividend or distribution by written request to the Fund's Dividend Disbursing Agent, DST Systems, Inc. Post Office Box 419477, Kansas City, Missouri 64141.

         There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         For federal income tax purposes, distributions of net income (including any short-term capital gains) by the Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains. The Fund's distributions also may be subject to state and local taxes.

         The Fund holds portfolio securities longer than most other funds typically hold securities. As a result, unrealized capital gains represented a significant portion of the value of your investment in the Fund. As of December 31, 1998, the net unrealized appreciation of the Fund's portfolio was approximately 67% of the Fund's net asset value. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation may be taxable to you as capital gains. You should carefully consider the tax effect of the Fund's substantial unrealized capital gains on your investment in the Fund.

         Dividends and distributions are taxable to you whether you receive the amount in cash or reinvest the amount in additional shares of the Fund. In addition, the redemption of Fund shares is a taxable transaction for federal income tax purposes. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

         Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You should consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular situation.

                      FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance of the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, the independent accountants for the Fund, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request.

                                          Year Ended December 31,
Net asset value,               1998      1997      1996     1995      1994
beginning of year            $125.63   $ 88.44   $ 78.13  $ 55.59   $ 54.84

Income from investment
  operations:
Net investment income           0.39      0.08      0.38     0.31      0.42
Net realized and unrealized
  gains on investments         43.07     38.10     16.41    22.62      1.41
Total from investment
  operations                   43.36     38.18     16.79    22.93      1.83

Less distributions:
Dividends from net invest-
  ment gains                   (0.37)    (0.08)    (0.38)   (0.31)    (0.42)
Distributions from net
  realized gains               (8.02)    (0.91)    (6.10)   (0.08)    (0.66)
  Total distributions          (8.39)    (0.99)    (6.48)   (0.39)    (1.08)
Net asset value,
  end of year                $160.70   $125.63   $ 88.44  $ 78.13   $ 55.59

Total Return                   35.3%     42.3%     21.7%    41.4%      3.3%

Ratio/Supplemental data:
Net assets, end of year
(in millions)                $5,001.9  $3,672.6  $2,185.0 $2,185.5  $1,548.3

Ratio to average net assets:
  Expenses                       1.0%      1.0%      1.0%     1.0%      1.0%
  Net investment income          0.3%      0.1%      0.4%     0.5%      0.8%
Portfolio turnover rate           21%        8%       23%      15%       32%


         For more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports to Stockholders

         The Fund's annual and semi-annual reports to stock-holders contain additional information on the Fund's investments.

Statement of Additional Information

         The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by referenced into (and is legally part of) this Prospectus.

         You may request a free copy of the current annual/semi-annual report of the SAI, by contacting your broker or other financial intermediary, or by contacting the Fund:

By Mail:       Sequoia Fund, Inc.
               767 Fifth Avenue
               New York, NY  10153

By Phone:      (800)686-6884

Or you may view or obtain these documents from the SEC:

In person:     Documents may be copied or reviewed at the SEC's
               Public Reference Room in Washington, D.C.

By phone:      (800) SEC-0330

By mail:       Public Reference Section
               Securities and Exchange Commission
               Washington, D.C.  20549-6009
               (Duplicating fee required)

On the Internet:  www.sec.gov


































                               14
69900020.BA5

                       SEQUOIA FUND, INC.

                        767 Fifth Avenue
                    New York, New York 10153
                    (Telephone 800-686-6884)


               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 1999

                      _____________________

         Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company seeking long-term growth of capital. Ordinarily the Fund's portfolio will be primarily invested in common stocks and securities convertible into or exchangeable for common stocks. The Fund may invest to limited extents in foreign securities, restricted securities and special situations.

                      _____________________


         This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated May 1, 1999 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                      _____________________

                        Table of Contents

Investment Policies      1     Redemption of Shares        12
Management               5     Common Stock                13
Investment Adviser and   8     Custodian, Counsel and      13
  Investment Advisory            Independent Accountants
  Contract                     Independent Accountant's
Allocation of Portfolio 10       Report                    15
  Brokerage
Net Asset Value         11

INVESTMENT POLICIES

(a) Foreign Securities

         Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors.

         Investors should recognize that investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As of December 31, 1998, no foreign securities were held by the Fund.

(b) Restricted or Not Readily Marketable Securities

         The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933. Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act of 1933. The Fund will not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

         The purchase price and subsequent valuations of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

         The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). As of December 31, 1998 no such securities were held by the Fund.

         If pursuant to the foregoing policy the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(c) Special Situations

         The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

(d) Other Investment Policies

         The Fund will not seek to realize profits by antic-ipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objectives, its annual portfolio turnover generally should not exceed 75%. (Portfolio turnover is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.)

         While the Fund is a non-diversified investment company and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code, as it intends to do.
See "Dividends, Distributions and Taxes," page 8 of the Prospectus. The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves the right, without stockholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its stockholders.

            The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a stockholder vote. The Fund may not:

         1. Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities," page 2), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

         3. Purchase or sell commodities or commodity contracts.

         4. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See "Restricted or Not Readily Marketable Securities," page 2.)

         5. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.

         6. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         7.   Make short sales of securities.

         8.   Purchase or sell puts and calls on securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except (1) in the open market where to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

         11. Invest in companies for the purpose of exercising management or control.

         12.  Invest more than 25% of the value of its net assets
    (at the time of purchase and after giving effect thereto) in the securities of any one issuer.

         In connection with the qualification or registration of the Fund's shares for sale under the State securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not
(i) purchase material amounts of restricted securities,
(ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable,

(iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or the Investment Adviser owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than five percent of said issuer's outstanding stock (or securities convertible into stock), (v) invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs and (vi) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets as the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange. The Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those States where the Fund intends to sell or offer for sale its shares. Any such additional restrictions that would have a material bearing on the Fund's operations will be reflected in supplements to this Statement of Additional Information or related Prospectus.

MANAGEMENT

         The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 767 Fifth Avenue, New York, New York 10153.

         William J. Ruane* ,73, Chairman of the Board and Director, is and has been Chairman of the Board and Director of Ruane, Cunniff & Co., Inc. (member firm of the New York Stock Exchange, Inc. and the Fund's investment adviser and distributor) for more than five years. Mr. Ruane is also a Director of The Washington Post Company.

         Richard T. Cunniff*, 76, Vice Chairman and Director, is and has been a Director, and prior to 1998 was also President, of Ruane, Cunniff & Co., Inc. for more than five years. Mr. Cunniff is also a Director of Sturm, Ruger & Company, Inc. He is the father of Carol L. Cunniff, Executive Vice President and Director of the Fund.
____________________

* Such persons are "interested persons" of the Fund within the meaning of Section 2(a)(19)(A) of the Investment
       Company Act of 1940.

         Robert D. Goldfarb*, 54, President and Director, is a
President of Ruane, Cunniff & Co., Inc. with which he has been associated for more than five years.

         Carol L. Cunniff*, 48, Executive Vice President and Director, is an Executive Vice President and Director of Ruane, Cunniff & Co., Inc. with which she has been associated for more than five years. She is the daughter of Richard T. Cunniff, Vice Chairman and Director of the Fund.

         John M. Harding, 77, Director, is currently retired. From 1975 to 1989, Mr. Harding was Associate Professor of Business at Albers School of Business, Seattle University. His address is 2159 38th Avenue East, Seattle, Washington 98112.

         Roger Lowenstein, 45, Director, is a writer who regularly contributes to major financial and news publications.
From 1979 to 1991, Mr. Lowenstein was a writer for the Wall
Street Journal. His address is 411 Harrison Avenue, Westfield,
New Jersey 07090.

         Francis P. Matthews, 77, Director, is currently retired.
From 1986 to 1990 Mr. Matthews was of counsel to Matthews &
Cannon (law firm), Omaha, Nebraska.  His address is 220 Trails
End Road, Elkhorn, Nebraska 68022.

         C. William Neuhauser, 73, Director, is currently retired. From January 1979 to November 1981, Mr. Neuhauser was
Executive Secretary of National Maritime Council (association of
U.S. flag ocean carriers, maritime unions and shipyards). His address is Sumac Lane, Gloucester, Massachusetts 01930.

         Robert L. Swiggett, 77, Director, is currently retired. Mr. Swiggett was Chairman of the Board of Directors of Kollmorgen Corporation (electro-optical instruments and direct-drive motor and control devices and systems), Hartford, Connecticut from 1983 to 1990. His address is 8 Birchwood Farm Lane, P.O. Box 1070, New London, New Hampshire 03257.

         Joseph Quinones, Jr.**, 53, Vice President, Secretary and Treasurer, is a Vice President, Secretary and Treasurer of Ruane, Cunniff & Co., Inc. Previously, Mr. Quinones had been a vice president of Weiss Peck & Greer (a money management firm), the chief financial officer of Woodward & Associates (a money management firm).

         On February 12, 1999, the directors and officers of the Fund collectively owned approximately 0.76%, or, including shares owned by their respective relatives and affiliates, approximately 2.33%, of the total number of the outstanding shares of the Fund's Common Stock. Each of the directors and officers disclaims beneficial ownership of the shares owned by such relatives and affiliates.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 1998 paid by the Fund to each of the Directors is set forth below. Ruane, Cunniff & Co., Inc. does not provide investment advisory services to any investment companies registered under the Investment Company Act of 1940, as amended, other than the Fund.

                                     Pension or
                                     Retirement
                   Aggregate         Benefits Accrued    Estimated Annual
                   Compensation      As Part of          Benefits Upon         Total Compensation
Name of Director   from Fund         Fund Expenses          Retirement              From Fund
________________   ____________      ________________    ________________      __________________

William J. Ruane      $0               $-0-                $-0-                $0

Richard T. Cunniff    $0                -0-                 -0-                $0

Carol L. Cunniff      $0                -0-                 -0-                $0

Robert D. Goldfarb    $0                -0-                 -0-                $0

John M. Harding       $34,000           -0-                 -0-                $34,000

Roger Lowenstein      $7,166            -0-                 -0-                $7,166

Francis P. Matthews   $34,000           -0-                 -0-                $34,000

C. William Neuhauser  $34,000           -0-                 -0-                $34,000

Robert L. Swiggett    $34,000           -0-                 -0-                $34,000

INVESTMENT ADVISER AND
INVESTMENT ADVISORY CONTRACT

         The terms of the Investment Advisory Contract (the "Contract") provide that it is to remain in force until December 31, 1993 and thereafter for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors; and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Continuance of the Contract through December 31, 1999 was so approved at a meeting of the Board of Directors on December 7, 1998 at which meeting the Board of Directors also approved the submission to stockholders of the Fund of the renewal of the Investment Advisory Contract for the period commencing January 1, 1999, pursuant to the provisions of the Investment Company Act of 1940 and the terms of the Investment Advisory Contract described above.

         Under the Contract the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates.

         In addition, the Investment Adviser is responsible for the following expenses incurred by the Fund: (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's prospectuses and sales and advertising materials. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including
(a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings,
(d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (e) charges and expenses of the Fund's custodian, transfer agent and registrar,
(f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Investment Adviser under the Contract).

         For the services provided by the Investment Adviser under the Contract, the Investment Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values. Such fee is in excess of the management fees paid by most similar registered investment companies. The management fee is accrued daily in computing the net asset value of a share for the purpose of determining the offering and redemption price per share, and is paid to the Investment Adviser at the end of each month.

         However, under the terms of the Contract, the Investment Adviser will reimburse the Fund for the amount, if any, by which the operating expenses of the Fund in any year, including the management fee, exceed 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. Operating expenses for the purposes of the Contract do not include the expenses listed in clauses (a),
(b) and (c) above. Computation of this limitation is made monthly during the Fund's fiscal year, on the basis of the average daily net asset values and operating expenses to that point during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is paid by the Investment Adviser to the Fund (or, where such amount of the excess is less than the monthly payment by the Fund to the Investment Adviser of the management fee, is deducted from such monthly payment of the management fee), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. During the fiscal year ended December 31, 1998, the Fund incurred operating expenses of $44,907,600 of which the Investment Adviser reimbursed the Fund $721,000 pursuant to the expense limitation described above. The amount of operating expenses incurred by the Fund during the fiscal year ended December 31, 1997 was $31,679,100 of which the Investment Adviser reimbursed the Fund $514,000. During the fiscal year ended December 31, 1996, the Fund incurred operating expenses of $24,720,270 of which the Investment Adviser reimbursed the Fund $544,000 pursuant to the expense limitation described above.

         The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.

         The Investment Adviser is a registered investment adviser and a registered broker-dealer and member corporation of the New York Stock Exchange, Inc. The Investment Adviser has also been and may in the future be the Fund's regular broker.

         The Investment Adviser also serves, without compensation, as the Fund's distributor and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock. The distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.

Management Fee

         The following chart sets forth, for each of the last three years, (i) the management fee which was received by the Investment Adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Investment Adviser from the Fund.

                        Management       Amount      Net Amount
     Year Ended            Fee         Reimbursed     Received
     __________         __________     __________    __________

December 31, 1996      $24,026,121      $544,000     $23,482,121
December 31, 1997      $31,015,090      $514,000     $30,501,090
December 31, 1998      $44,036,642      $721,000     $43,315,642

_________________________________________________________________


ALLOCATION OF PORTFOLIO BROKERAGE

         The Fund and the Investment Adviser generally do not direct the Fund's portfolio transactions to persons or firms because of research services provided by such person or firm. While neither the Fund nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply investment information to the Fund or the Investment Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions.

         The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market. It may also execute transactions in listed securities through the third market. Where transactions are executed in the over-the-counter market or the third market, the Investment Adviser seeks to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

         The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:

                                                 Brokerage
                                                 Commissions
                           Total                 Paid to
                           Brokerage             Ruane,
    Year                   Commissions           Cunniff
    Ended                     Paid               & Co., Inc.
    _____                  ___________           ___________

December 31, 1996          $767,867              $309,715
December 31, 1997          $300,573              $180,425
December 31, 1998          $673,384              $362,856

_________________________________________________________


         During the year ended December 31, 1998, the brokerage commissions paid to the Investment Adviser represented approximately 54% of the total brokerage commissions paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to approximately 70% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions were paid.


INDIVIDUAL RETIREMENT ACCOUNTS

         Individuals generally may make regular contributions to a traditional IRA of up to $2,000 annually The deductibility for Federal income tax purposes of such contributions may be reduced if the individual is an active participant in an employer-sponsored retirement plan. For 1999, if an individual is an active participant, the deduction will not be available if.
(i) the individual has adjusted gross income above $41,000, (ii) the individual files a joint return with his or her spouse and they have adjusted gross income above $61,000, or (iii) the individual is married, files separately and has adjusted gross income above $10,000. Further, in the case of a married individual who is not an active participant but whose spouse is an active participant, the deduction will not be available if the couple files a joint return and has adjusted gross income above $160,000 (or, if such individual files separately and has adjusted gross income above $10,000). Below these income levels, some or all of the contributions may be deductible. In addition, an individual with a non-working spouse may establish a separate IRA for the spouse and annually contribute a total of up to $4,000 to the two IRAs, provided that no more than $2,000 may be contributed to the IRA of either spouse. As noted above, the deductibility of contributions may be reduced if either spouse is an active participant in an employer-sponsored retirement plan. No regular contribution may be made to a traditional IRA for any year if by the end of such year the IRA owner has attained the age 70 1/2.


Roth IRAs

         Eligible individuals also may elect to make contributions to a Roth IRA of up to $2,000 annually Contributions to a Roth IRA are not deductible for Federal income tax purposes. Investment earnings accumulate in a Roth IRA tax-free, and if certain criteria are met, distributions from the account will not be taxed. Contributions may not be made to a Roth IRA by an individual with adjusted gross income above $110,000, a married couple filing a joint return with adjusted gross income above $160,000, or a married individual filing separately with adjusted gross income above $10,000. Below these income levels, a taxpayer may make contributions to a Roth IRA, although the allowable contribution may be less than $2,000. The total amount contributed by an individual to all IRAs (both traditional and Roth) in a year may not exceed $2,000. Contributions to a Roth IRA may be made even if the IRA owner has attained the age 70 1/2.


Keogh Plans

         Generally, the annual amount which a self-employed individual may deduct for contributions to his own account under a self-employment retirement plan (often referred to as a Keogh or HR-10 plan) may be up to 25% of his or her net earnings from self-employment (depending on the particular type of plan or plans involved), up to a maximum contribution of $30,000. The Fund does not have a form of Keogh plan available for adoption.

NET ASSET VALUE

         The net asset value of each share of the Fund's Common Stock on which the subscription and redemption prices are based is determined once each Fund Business Day as of the close of the New York Stock Exchange, Inc. by the value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the

Fund. Fund Business Day for this purpose means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock outstanding. For purposes of this computation, readily marketable portfolio securities listed on the New York Stock Exchange, Inc. are valued at the last sales price on such Exchange on the business day as of which such value is being determined. If there has been no sale on such Exchange on such day, the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such Exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange, Inc. but listed on other national securities exchanges are valued in like manner. Securities which are listed on the NASDAQ National Market System shall be valued at the last sale price prior to the time of the determination of value; or if no sales are reported on that date at the mean of the current bid and asked price. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. A Treasury Bill that when purchased had a remaining maturity in excess of sixty days is valued on the basis of market quotations and estimates as described above until the sixtieth day prior to maturity, at which point it is valued at amortized cost. In that event, the "cost" of the security is deemed to be the security's stated market value on the sixty-first day prior to maturity. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

         The net asset value for each share of Common Stock on which the subscription and redemption prices are based is determined as of the close of business on the New York Stock Exchange, Inc. next following the receipt by the Fund of the subscription or request for redemption.

REDEMPTION OF SHARES

         The right of redemption may not be suspended or (other than by reason of a stockholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a stockholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.


TAX CONSIDERATIONS

         The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the Investment Restrictions, page _) in the proportion of its assets that may be invested in the securities of a single issuer. However, for the fiscal year ended December 31, 1998 the Fund has qualified, and for each fiscal year thereafter, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to stockholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer ("the 25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer ("the 50% test"). The Fund's investments in U.S. Government securities are not subject to these limitations. The Fund will not lose its status as a regulated investment company if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a regulated investment company The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a regulated investment company Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its stockholders are taxable to the recipient stockholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate stockholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions). Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty. For the year ended December 31, 1998, 40.7% of the net ordinary taxable income distributed by the Fund was eligible for such deduction by corporate stockholders.

COMMON STOCK

         The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of Common Stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate net asset value per share determined as of the next close of business of the New York Stock Exchange, Inc. after such certificate is presented for transfer, computed as in the case of a redemption of shares.

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board of Directors.

         As of February 12, 1999, Trustees of Grinnell College (Grinnell, Iowa 50112) beneficially owned 4,071,186 shares of the Fund on such date (representing 13.04% of the outstanding Common Stock of the Fund). Bankers Trust Company as Trustee for FMC Corporation Master Retirement Trust (280 Park Avenue, New York, New York 10022) and Fidelity Management Trust Company as Trustee for the FMC Corporation Plans (82 Devonshire Street, Boston, Massachusetts 02109) together owned 2,084,799 shares of the Fund (representing 6.68% of the outstanding common stock of the Fund). Bankers Trust Company as Trustee for the Walt Disney Company Employees Master Retirement Plan (280 Park Avenue, New York, New York 10022) and Fidelity Management Trust Company as Trustee for the Capital Cities/ABC, Inc. Employees Profit Sharing Plan Trust (subsidiary of the Walt Disney Company) (62 Devonshire Street, Boston, MA 02109) together beneficially owned 1,821,710 shares of the Fund (representing 5.83% of the outstanding Common Stock of the Fund). No other person beneficially owned five percent or more of the Fund's Common Stock on such date.

CUSTODIAN, COUNSEL AND INDEPENDENT ACCOUNTANTS

         The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash. Subject to the supervision of the Board of Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Messrs.
Seward & Kissel LLP, One Battery Park Plaza, New York, New York
10004.

         McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New
York 10017 has been appointed independent accountants for the Fund.

                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1998

COMMON STOCKS (79.66%)

                                                                Value
Shares                                          Cost            (Note 1)
------                                          ----            --------

             BANK HOLDING COMPANIES (12.53%)
6,145,462    Fifth Third Bancorp             $   91,846,680  $  438,248,259
  333,800    Mercantile Bankshares
               Corporation                        3,439,242      12,851,300
1,181,800    National Commerce Bancorp            7,329,000      22,232,613
4,272,300    U. S. Bancorp                       53,895,274     151,666,650
                                             --------------  --------------
                                                156,510,196     624,998,822
                                             --------------  --------------

             CONSUMER PRODUCTS (.08%)
  335,500    Sturm, Ruger & Company, Inc.           359,850       4,005,031
                                             --------------  --------------
             DIVERSIFIED COMPANIES (29.19%)
   20,807    Berkshire Hathaway Inc.
                 Class A*                       164,569,540   1,456,490,000
                                             --------------  --------------
             INSURANCE (14.77%)
4,352,500    Progressive Corporation-Ohio+      148,581,862     737,204,688
                                             --------------  --------------
             MANUFACTURING - MOTORCYCLES (4.68%)
4,927,400    Harley Davidson, Inc.               66,047,062     233,435,575
                                             --------------  --------------
             PERSONAL CREDIT (1.45%)
1,820,300    Household International Inc.        22,866,842      72,129,387
                                             --------------  --------------

             SERVICES (16.83%)
13,029,100   Freddie Mac                         53,842,460     839,562,631
                                             --------------  --------------

             Miscellaneous Securities
               (0.13%)                            7,965,049       6,672,688
                                             --------------  --------------

             TOTAL COMMON STOCKS             $  620,742,861  $3,974,498,822
                                             --------------  --------------

                             SEQUOIA FUND, INC.
                          Statement of Investments
                              December 31, 1998
                                 (continued)
                                                                Value
Shares                                          Cost            (Note 1)
------                                          ----            --------

U.S. GOVERNMENT OBLIGATIONS(20.34%)
$ 44,500,000 U.S. Treasury Bills due
             2/4/99 through 2/18/99          $   44,290,916  $   44,290,916
 316,000,000 U.S. Treasury Notes,
             5 7/8% due 8/31/99                 316,499,740     318,567,500
 271,000,000 U.S. Treasury Notes,
             5 5/8% due 12/31/99                271,771,235     273,794,688
 259,000,000 U.S. Treasury Notes,
             5 5/8% due 4/30/2000               261,278,140     262,197,031
 115,000,000 U.S. Treasury Notes,
             5 3/8% due 7/31/2000               116,261,639     116,347,656
                                             --------------  --------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS           1,010,101,670   1,015,197,791
                                             --------------  --------------
  TOTAL INVESTMENTS (100%)++                 $1,630,844,531  $4,989,696,613
                                             ==============  ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 6.

                             SEQUOIA FUND, INC.
                     Statement of Assets and Liabilities
                              December 31, 1998

ASSETS:

Investments in securities, at value
  (cost $1,630,844,531) (Note 1)                $4,989,696,613

Cash on deposit with custodian                       2,007,749

Receivable for capital stock sold                    2,723,706

Dividends and interest receivable                   13,040,768

Other assets                                            46,985
                                                --------------
     Total assets                                5,007,515,821
                                                ==============

LIABILITIES:

Payable for capital stock repurchased                1,373,560

Accrued expenses                                     4,250,825
                                                --------------
     Total liabilities                               5,624,385
                                                --------------

Net assets applicable to 31,125,890
shares of capital stock outstanding
(Note 4)                                        $5,001,891,436
                                                ==============

Net asset value, offering price and
redemption price per share                         $160.70
                                                   =======

                     See Notes to Financial Statements.

                             SEQUOIA FUND, INC.
                           Statement of Operations
                        Year Ended December 31, 1998


INVESTMENT INCOME:
   Income:
      Dividends:
         Unaffiliated companies                      $   21,089,059
         Affiliated companies (Note 6)                    1,667,490
      Interest                                           33,166,783
                                                     --------------

   Total income                                          55,923,332
                                                     --------------

   Expenses:
      Investment advisory fee (Note 2)                   44,036,642
      Legal and auditing fees                                92,994
      Stockholder servicing agent fees                      363,448
      Custodian fees                                         81,667
      Directors fees and expenses (Note 5)                  158,587
      Other                                                 174,262
                                                     --------------
   Total expenses                                        44,907,600
      Less expenses reimbursed by Investment
        Adviser (Note 2)                                    721,000
                                                     --------------
   Net expenses                                          44,186,600
                                                     --------------
   Net investment income                                 11,736,732
                                                     --------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments:
      Unaffiliated companies                            415,002,340
      Affiliated companies (Note 6)                      16,379,603
                                                     --------------
         Net realized gain on investments               431,381,943

   Net increase in unrealized appreciation on:
      Investments                                       859,089,190
      Net realized and unrealized gain on
        investments                                   1,290,471,133
                                                     --------------

Increase in net assets from operations               $1,302,207,865
                                                     ==============

                     See Notes to Financial Statements.

                             SEQUOIA FUND, INC.

                     Statements of Changes in Net Assets

                                               Year Ended December 31,
                                            -----------------------------
                                                 1998             1997
                                            ---------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                 $   11,736,732   $    2,366,846
      Net realized gains                       431,381,943       26,323,106
      Net increase in unrealized
         appreciation                          859,089,190    1,081,383,714
                                            --------------   --------------
      Net increase in net assets from
         operations                          1,302,207,865    1,110,073,666

Distributions to shareholders from:
      Net investment income                    (10,988,302)      (2,474,076)
      Net realized gains                      (238,181,010)    ( 26,264,675)
   Capital share transactions (Note 4)         276,288,024       10,231,447
                                            --------------   --------------
         Total increase                      1,329,326,577    1,091,566,362

NET ASSETS:
   Beginning of year                         3,672,564,859    2,580,998,497
                                            --------------   --------------
   End of year                              $5,001,891,436   $3,672,564,859
                                            ==============   ==============

NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus)  $1,483,849,808   $1,172,455,159
   Undistributed net investment income             748,430                0
   Undistributed net realized gains            158,441,116          346,808
   Unrealized appreciation                   3,358,852,082    2,499,762,892
                                            --------------   --------------
         Total Net Assets                   $5,001,891,436   $3,672,564,859
                                            ==============   ==============

                     See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

         Sequoia Fund Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

         The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

         Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 1998 and the Investment Adviser reimbursed the Fund $721,000.

         For the year ended December 31, 1998, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $44,036,642 and brokerage commissions of $362,856 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended
December 31, 1998.

NOTE 3--PORTFOLIO TRANSACTIONS:

         The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 1998 were $30,733,847 and $866,479,651,respectively. Included in proceeds of sales is $41,930,713 representing the value of securities disposed of in payment of redemptions in-kind resulting in realized gains of $35,106,625. As a result of the redemptions in-kind net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

         At December 31, 1998 the aggregate gross unrealized appreciation and depreciation of securities were $3,360,144,444 and $1,292,362, respectively.

NOTE 4--CAPITAL STOCK:

         At December 31, 1998 there were 100,000,000 shares of
$.10 par value capital stock authorized. Transactions in capital stock were as follows:

                            1998                                    1997
                            ----                                    ----
                            Shares      Amount         Shares       Amount

Shares sold                2,164,908  $ 319,175,918   1,872,099  $ 199,979,993

Shares issued to
stockholders on
reinvestment of:
   Net investment income      54,399      7,959,038      21,191      2,331,456
   Net realized gain on
     investments           1,470,593    215,201,334     188,981     23,446,469
                          ----------  -------------  ----------  -------------
                           3,689,900    542,336,290   2,082,271    225,757,918

   Shares repurchased      1,796,644    266,048,266   2,034,693    215,526,471
                          ----------  -------------  ----------  -------------
Net Increase               1,893,256  $ 276,288,024      47,578  $  10,231,447
                          ==========  =============  ==========  =============

NOTE 5--DIRECTORS FEES AND EXPENSES:

         Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 1998 was $158,587.

NOTE 6--AFFILIATED COMPANIES:

         Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at December 31, 1998 aggregated $737,204,688 and $148,581,862, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 1998 is provided below:

                              Purchases              Sales
                              ----------------------------
                                                       Realized    Dividend
Affiliate         Shares  Cost    Shares     Cost      Gain        Income
---------         ------  ----    ------     ----      --------    --------

Progressive Corp -
  Ohio              --     --      47,500 $ 1,510,500 $ 5,165,813 $1,095,192
Wallace Computer
 Services, Inc.     --     --   3,191,600  98,833,184  11,213,790    572,298
                                                      ----------- ----------
                                                      $16,379,603 $1,667,490
                                                      =========== ==========

NOTE 7--SELECTED FINANCIAL INFORMATION:

                                    Year Ended December 31,
                                    -----------------------
                           1998        1997      1996      1995       1994
                           ----        ----      ----      ----       ----

Per Share Operating Performance
(for a share outstanding
throughout the year)

Net asset value, beginning
of year                    $125.63    $ 88.44    $ 78.13   $ 55.59     $54.84
                           -------    -------    -------   -------    -------

Income from investment
operations:
  Net investment income       0.39       0.38       0.38      0.31       0.42

  Net realized and unrealized
  gains on investments       43.07      38.10      16.41     22.62       1.41
                           -------    -------    -------   -------    -------

     Total from investment
     operations              43.46      38.18      16.79     22.93       1.83
                           -------    -------    -------   -------    -------

Less distributions:
  Dividends from net investment
  income                     (0.37)     (0.08)     (0.38)    (0.31)     (0.42)

  Distributions from net
  realized gains             (8.02)     (0.91)     (6.10)    (0.08)     (0.66)
                           -------    -------    -------   -------    -------
Total distributions          (8.39)     (0.99)     (6.48)    (0.39)     (1.08)
                           -------    -------    -------   -------    -------
Net asset value, end of
  year                     $160.70    $125.63   $ 88.44   $ 78.13     $ 55.59
                           =======    =======    =======   =======    =======

Total Return                 35.3%      43.2%      21.7%      41.4%      3.3%

Ratios/Supplemental data
Net assets, end of year
  (in millions)          $5,001.9   $3,672.6   $2,581.0   $2,185.5  $1,548.3

Ratio to average net assets:
  Expenses                    1.0%       1.0%       1.0%       1.0%      1.0%
  Net investment income       0.3%      0.1%        0.4%       0.5%      0.8%
Portfolio turnover rate        21%         8%        23%        15%       32%

                  INDEPENDENT AUDITOR'S REPORT


The Board of Directors and Shareholders
Sequoia Fund, Inc.

         We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Sequoia Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and the selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the selected financial information based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and the selected financial information referred to above present fairly, in all material respects, the financial position of the Sequoia Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.


New York, New York
January 15, 1999

                       SEQUOIA FUND, INC.

                   PART C - OTHER INFORMATION

Item 23.   Exhibits

 Registrant incorporates herein by reference the exhibits, other than those filed herewith, that have previously been filed as part of Registrant's Registration Statement under the Investment Company Act of 1940. The following Exhibits are filed as part of this Post-Effective Amendment to Registrant's Registration
Statement:

           (a)  (1)  Articles of Incorporation

                (2)  Articles of Amendment

                (3)  Articles of Amendment

                (4)  Articles of Amendment

                (5)  Articles of Amendment

           (b)  By-Laws

           (d)  Advisory Agreement between the Registrant and
                Ruane, Cunniff & Co., Inc.

           (e)  Distribution Agreement between the Registrant and
                Ruane, Cunniff & Stires, Inc.

           (g)  Custody Agreement between the Registrant and The
                Bank of New York

           (h)  Services Agreement between the Registrant and DST
                Systems, Inc.

           (i)  Opinion of Seward & Kissel LLP - Filed herewith.

           (j) Consent of McGladrey & Pullen, LLP - Filed herewith.

           (n)  Financial Data Schedule - Filed herewith.

           Other Exhibits: Powers of Attorney of Messrs. Harding,
Lowenstein, Matthews, Neuhauser and Swiggett - Incorporated by reference.

Item 24.   Persons Controlled by or Under Common
           Control with Registrant.

                No such persons.


Item 25.   Indemnification.

                The Registrant incorporates herein by reference the response to "Item 19. Indemnification of Directors and Officers" of Registrant's Form N-8B-1 Registration Statement under the Investment Company Act of 1940 (File No. 811-1976) and its response to
           Item 27 of Post-Effective Amendment No. 30 to this Registration Statement.

Item 26.   Business and Other Connections
           of Investment Adviser.

                Ruane, Cunniff & Co., Inc., the Registrant's investment adviser and the distributor of the Registrant's shares, is a registered broker-dealer and member corporation of the New York Stock Exchange, Inc. Its investment advisory clients besides the Registrant include pension and profit-sharing trusts, corporations and individuals.

Item 27.   Principal Underwriters.

           (a)  No such investment company.

           (b) The following are the directors and officers of Ruane, Cunniff & Co., Inc. The principal business address of each of these persons is 767 Fifth Avenue, New York, New York 10153.

      (1)              (2)                    (3)
                                              Positions and
                       Positions and Offices  Offices with
      Name             with Underwriters      Registrant
      ____             _____________________  _____________

William J. Ruane       Chairman of the        Chairman of the
                       Board of Directors     Board of Directors
                       and Director           and Director

Richard T. Cunniff     Vice Chairman and      Vice Chairman and
                       Director               Director

Robert D. Goldfarb     President and          President
                       Director               and Director

Carol L. Cunniff       Executive              Executive Vice
                       Vice President         President and
                       and Director           Director

Joseph Quinones, Jr.   Vice President,        Vice President,
                       Secretary and          Secretary and
                       Treasurer              Treasurer


           (c)  Not applicable.

Item 28.   Location of Accounts and Records.

                Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of (i) the Registrant, (ii) The Bank of New York, 90 Washington Street, New York, New York 10286, the Registrant's custodian, or (iii) DST Systems, Inc., 21 West 10th Street, Kansas City, Missouri 64105, the Registrant's transfer agent and dividend disbursing agent.

Item 29.   Management Services.

                No such management-related service contracts.

Item 30.   Undertakings.

                Not applicable.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 1999.

                                       SEQUOIA FUND, INC.

                                       By /s/ Robert D. Goldfarb
                                          ______________________
                                             President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                Capacity                 Date
         _________                ________                 ______

(1)  Principal Executive
       Officer

     /s/ Robert D. Goldfarb       President and           4/30/99
     ________________________     Director
       Robert D. Goldfarb

(2)  Principal Financial and
       Accounting Officer

     /s/ Joseph Quinones, Jr.     Treasurer               4/30/99
     ________________________
       Joseph Quinones, Jr.

(3)  All of the Directors

     /s/ William J. Ruane                                 4/30/99
     ________________________
       William J. Ruane

     /s/ Richard T. Cunniff                               4/30/99
     ________________________
       Richard T. Cunniff

     /s/ Carol L. Cunniff                                 4/30/99
     ________________________
       Carol L. Cunniff

     /s/ Robert D. Goldfarb                               4/30/99
     ________________________
       Robert D. Goldfarb

     John M. Harding
     Roger Lowenstein
     Francis P. Matthews
     C. William Neuhauser
     Robert L. Swiggett

         By /s/ Robert D. Goldfarb                        4/30/99
            ______________________
             Robert D. Goldfarb
               Attorney-in-Fact

                        INDEX TO EXHIBITS


    (a)(1) Articles of Incorporation - Incorporated by reference.

    (a)(2)    Articles of Amendment - Incorporated by reference.

    (a)(3)    Articles of Amendment - Incorporated by reference.

    (a)(4)    Articles of Amendment - Incorporated by reference.

    (a)(5)    Articles of Amendment - Incorporated by reference.

    (b)       By-Laws - Incorporated by reference.

    (d)       Advisory Agreement - Incorporated by reference.

    (e)       Distribution Agreement - Incorporated by reference.

    (g)       Custody Agreement - Incorporated by reference.

    (h)       Services Agreement - Incorporated by reference.

    (i)       Opinion of Seward & Kissel LLP

    (j)       Consent of McGladrey & Pullen, LLP

    (n)       Financial Data Schedule

    Other Exhibits: Powers of Attorney of Messrs.
         Harding, Lowenstein, Matthews, Neuhauser and Swiggett -
         Incorporated by reference.



















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69900020.BA5